THE MANAGERS FUNDS
		  MANAGERS SPECIAL EQUITY FUND
		  ----------------------------

	        Supplement dated December 22, 2003
  to the Statement of Additional Information dated May 1, 2003
     (as supplemented November 14, 2003, September 23, 2003,
              September 15, 2003, and June 9, 2003)

The following information supersedes any information to the contrary relating to Managers Special Equity Fund (the "Fund") contained in the Fund's Statement of Additional Information dated May 1, 2003, as supplemented November 14, 2003, September 23, 2003,
September 15, 2003 and June 9, 2003:

Managers Special Equity Fund (the "Fund")
-----------------------------------------
Effective December 22, 2003, Essex Investment Management Company,
LLC ("Essex"), located at 125 High Street, Boston, MA, replaced Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") as a Sub-Advisor for Managers Special Equity Fund. Donald Smith & Co., Inc. ("Donald Smith"), Kern Capital Management LLC ("Kern"), Skyline Asset Management, L.P. ("Skyline") and Westport Asset Management, Inc. ("Westport") remain as the other Sub-Advisors for the Fund. Essex is owned jointly by the employees of Essex and an institutional partner, Affiliated Managers Group, Inc. The Fund is obligated by its investment management contract to pay The Managers Funds LLC (the "Investment Manager") an annual management fee of 0.90% of the average daily net assets of the Fund. The Investment Manager pays Essex a portion of the management fee calculated based on the average daily net assets of the Fund allocated to Essex as follows: 0.50% on the first $100 million of average daily net assets and 0.40% on average daily net assets in excess of $100 million. The Investment Manager will waive a portion of its fee or reimburse expenses of the Fund commensurate with the savings in the fee paid to Essex, which is 0.10% of the average daily net assets of the portion of the Fund managed by Essex in excess of $100 million. Any fees payable to Essex will be held in an interest-bearing escrow account and will not be paid to Essex until the Fund's shareholders approve a new Sub-Advisory Agreement between the Investment Manager and Essex.

The portion of Managers Special Equity Fund's management fee that is retained by the Investment Manager may vary due to changes in the Investment Manager's allocation of Fund assets among the Sub-Advisors, other increases or decreases in the average daily net assets of the portion of the Fund's portfolio allocated to each Sub-Advisor and/or the implementation, modification or termination of fee waivers by the Investment Manager and/or one or more of the Sub-Advisors.

December 22, 2003


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